Exhibit 10.1

ONE STOP SYSTEMS, INC.
NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of ______, 2019, by and among One Stop Systems, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto who become signatories to this Agreement (each an “Investor” and, collectively, the “Investors”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.Issuance of Notes and Warrants.

1.1Issuance of Notes. Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Company shall issue and sell to each Investor participating in such Closing, a senior secured promissory note (each such note, a “Note” and collectively, the “Notes”) in the principal amount set forth opposite each such Investor’s name on Exhibit A attached hereto (the “Principal Amount”), against payment by such Investor to the Company of the Principal Amount. The Company may issue and sell Notes with an aggregate Principal Amount of up to $2,000,000 under this Agreement. The Notes shall each be in substantially the form of Exhibit B attached hereto.  The Notes shall be secured pursuant to that certain Security Agreement substantially in the form of Exhibit D attached hereto (the “Security Agreement”).

1.2Issuance of Warrants.  Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Company shall issue and deliver to each Investor participating in such Closing, a common stock purchase warrant (each such warrant, a “Warrant” and collectively, the “Warrants”, and together with the Notes and the shares of stock issuable upon exercise of the Warrants, the “Securities”) providing each Investor the right to purchase that number of shares of the Company’s common stock equal to ten percent (10%) of said Investor’s Note as “warrant coverage.”  The Warrants shall be exercisable at a price per share of common stock equal to the closing price of the Company’s stock the day immediately prior to such Closing.  The Warrants shall each be in substantially the form of Exhibit C attached hereto, except as may otherwise be agreed upon by the Company and an Investor.

2.Closings.

2.1Initial Closing. The initial closing of the purchase and sale of the Securities shall take place remotely via exchange of funds and documents, on _____, 2019 or such other time as the parties mutually agree (the “Initial Closing”).

2.2Subsequent Closings. Subsequent to the Initial Closing, until such time as the aggregate Principal Amount evidenced by all of the Notes equals a total of $2,000,000, the Company may sell additional Securities to such persons or entities as determined by the Company (each such closing, a “Subsequent Closing” and, together with the Initial Closing, each a “Closing”).  For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring the Securities shall be deemed to be an “Investor” for purposes of this Agreement, and any Securities so acquired by such additional purchaser shall be deemed to be “Securities” for all purposes hereunder.  Exhibit A shall be revised by the Company, without the consent of any other person or entity, to reflect the sale of Notes at all Subsequent Closings.  The closing of the purchase and sale of such additional Securities hereunder shall take place on such date as is mutually agreeable to the Company and Investors that are identified on Exhibit A as purchasing Notes representing a majority of the aggregate Principal Amount of all Notes to be issued at such Subsequent Closing (or at such other time and place as is mutually agreed upon by the Company and such parties) (which each such date and place, together with the Initial Closing, are designated as a “Closing Date”).

DOCS 125362-000003/3732963.1

2.3Conditions of Investors’ Obligations at Closing. The several obligations of each Investor to purchase the Notes on the date of the Initial Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 2.3, any of which may be waived in writing by such Investor.

(a)Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects on the Initial Closing date (except as to such representations and warranties made as of a specific date, which shall be measured as of such date).

(b)Conditions. All agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

2.4Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell and issue Notes to each Investor at a Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 2.4, any of which may be waived in writing by the Company.

(a)Representations and Warranties. The representations and warranties of such Investors contained in Section 3 of this Agreement shall be true and correct in all material respects on and as of each Closing, with the same effect as if made on and as of the Closing.

(b)Conditions. All agreements and conditions contained in this Agreement to be performed by the Investor on or prior to the Closing shall have been performed or complied with in all material respects.

2.5Delivery. At each Closing, the Company shall deliver to each Investor (a) a Note in the Principal Amount designated opposite such Investor’s name on Exhibit A, (b) a Warrant exercisable by the Investor to purchase such shares of the Company’s common stock designated opposite such Investor’s name on Exhibit A corresponding to the Principal Amount of Notes purchased by such Investor, and (c) a Security Agreement in the name of Investor, against delivery of (1) payment of the purchase price therefor by a wire transfer of immediately available funds, to a bank designated by the Company, and (2) delivery of counterpart signature pages to this Agreement and the Security Agreement (together with the Note and the Warrant, the “Transaction Documents”).

3.Representations, Warranties and Covenants of Investors.  Each Investor, severally and not jointly, hereby represents, warrants and covenants to the Company as follows:

3.1Purchase for Own Account. Such Investor represents that it is acquiring the Securities solely for investment for such Investor’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Investor of any of the Securities shall constitute confirmation of the representation by such Investor that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.2Disclosure of Information. Such Investor has had an opportunity to discuss the terms of this offering and the Company’s business, management and financial affairs with the Company’s management, and the opportunity to inspect the Company’s facilities and such books and records and material contracts as such Investor deemed necessary to its determination to purchase the Securities.

DOCS 125362-000003/3732963.1

3.3Investment Experience. Either (i) such Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or (ii) such Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Such Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

3.4Accredited Investor; Non-U.S. Persons. Such Investor either (a) is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect, or (b) (i) certifies that such Investor is not a “U.S. person” within the meaning of SEC Rule 902 of Regulation S, as presently in effect, and that such Investor is not acquiring the Securities for the account or benefit of any such U.S. person, (ii) agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Act, (iii) agrees that any certificates for any Securities issued to such Investor shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration and that hedging transactions involving such Securities may not be conducted unless in compliance with the Act, and (iv) agrees that the Company is hereby required to refuse to register any transfer of any Securities issued to such Investor not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

3.5Restrictions on Transfer. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Such Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer his, her or its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Such Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell his, her or its Securities in the foreseeable future. INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT.

3.6Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and any other agreement that the purchasers of such Securities are required to execute and deliver in connection with the purchase of such Securities, and:

(a)there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

DOCS 125362-000003/3732963.1

(b)(i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership or limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any Investor or the transfer by gift, will or intestate succession by any Investor to his or her spouse or to the siblings, lineal descendants or ancestors of such Investor or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.7Confidentiality. Such Investor agrees that he, she or it shall keep confidential and shall not use, disclose or divulge any information which such Investor may obtain from the Company, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder or under any other documents, or pursuant to information rights granted to an Investor unless such information is known, or until such information becomes known, to the public through no fault of such Investor or its agents, or unless the Company’s President or Chief Executive Officer gives written consent to such Investor’s release of such information, except that no such written consent shall be required (and Investor shall be free to release such information) if such information is to be provided to such Investor’s counsel or accountant, or to an officer, director, general partner, limited partner, shareholder, investment counselor or advisor, or employee of an Investor with a need to know such information; provided that any such counsel, accountant, officer, director, general partner, limited partner, shareholder, investment counselor or advisor, or employee shall be bound by the provisions of this Section 3.7. Notwithstanding the foregoing, this Section 3.7 shall not apply (a) to information which an Investor learns from a third party with the right to make such disclosure, provided Investor complies with the restrictions imposed by the third party, (b) to information which is in such Investor’s possession prior to the time of disclosure by the Company and not acquired by Investor under a confidentiality obligation, (c) to the minimum extent Investor is required to disclose such information by law or a governmental regulatory authority, (d) to the minimum extent (after requesting and pursuing confidential treatment to the extent reasonably possible) such Investor is required to disclose such information by court order.  For the purposes of this Agreement: (A) a Person shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person; and (B) “Person” shall mean any individual, corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity, unincorporated organization or government or political subdivision thereof, or any other entity.

3.8Investment Entity. Such Investor, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Securities; such entity has made its investment decision to purchase the Securities at its office address for Investor as set forth on the signature page hereto; and such entity has not been formed for the specific purpose of acquiring the Securities.  Such Investor, if a natural person, resides in the state identified in the address of Investor set forth on the signature page hereto.

DOCS 125362-000003/3732963.1

3.9Validity. When executed and delivered by such Investor, and assuming execution and delivery by the Company, this Agreement constitutes such Investor’s valid and legally binding obligations, enforceable in accordance with its respective terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.  Investor has full power and authority to enter into this Agreement and any and all consents required in connection herewith and the transactions contemplated hereby have been obtained.

3.10No Tax Advice. Such Investor understands that such Investor may suffer adverse tax consequences as a result of such Investor’s purchase or disposition of the Securities.  Such Investor represents that he, she or it has consulted any tax consultants that such Investor deems advisable in connection with the purchase or disposition of the Securities and that such Investor is not relying on the Company or the Company’s counsel for any tax advice.

4.Representations and Warranties of the Company.  The Company hereby represents and warrants to each Investor that, at the Initial Closing:

4.1Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

4.2Authorization. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities, has been taken or will be taken prior to each Closing. Each of the Transaction Documents to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for such filing(s) pursuant to applicable federal or state securities laws as may be necessary, which filings will be timely effected after the relevant Closing. The Company is not in violation or default (i) of any provision of its Certificate of Incorporation or Bylaws, or (ii) in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, except in the case of this clause (ii) for such violations or defaults which could not reasonably be expected to result in a material adverse effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract.

4.4Valid Issuance of Securities.

(a)The Securities, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable state and federal securities laws. The Common Stock issuable upon exercise of the Warrants will be duly and validly reserved for issuance upon the creation of such equity securities and, upon issuance in accordance with the terms of the Company’s Certificate of Incorporation will be duly and validly issued, fully paid, nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable state and federal securities laws.

DOCS 125362-000003/3732963.1

(b)No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

5.Legends.

5.1Federal Legends.   The stock certificates evidencing the Securities shall bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

“THE SECURITIES EVIDENCED HEREBY AND ANY SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.”

5.2Other Legends.  The Warrants and stock certificates evidencing the shares issuable upon exercise of the Warrants shall also bear any legend required by the Company’s Bylaws, or as may be required pursuant to any state, local, or foreign law governing such securities.

5.3Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Securities that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Securities or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Securities shall have been so transferred.

6.Miscellaneous.

6.1Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided that the Company may not assign or transfer its rights or obligations hereunder or under the other Transaction Documents without the prior written consent of the holders of a majority of the aggregate Principal Amount under all Notes. The Securities shall be transferable upon obtaining the prior written consent of the Company and subject to compliance with applicable securities laws and Section 3. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.3Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

DOCS 125362-000003/3732963.1

6.4Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day, or on the next Business Day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day; (c) three Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 6.4 by giving the other party written notice of the new address in the manner set forth above.  “Business Day” shall mean any day other than a Saturday, Sunday, U.S. federal holiday or any other day upon which banks in New York and San Francisco are not open for business.  Any communication to an Investor shall be sent to such Investor at the address set forth on the signature page hereto, and if to the Company, at the following address:

One Stop Systems, Inc.
2235 Enterprise St., Suite #110
Escondido, California 92029
Email:

With a copy to (which such copy shall not constitute notice):

Attn:
Email:

6.5Amendments and Waivers. Any term of this Agreement may be amended or modified, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of, or a written instrument signed by (x) the Company; and (y) Investors who, after the Closing, hold Notes in an aggregate Principal Amount equal to more than fifty-percent (50%) of the aggregate Principal Amount of all then outstanding Notes.  Any waiver or amendment effected in accordance with this Section 6.5 shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company, and its and their respective successors and assigns.  Notwithstanding the foregoing, the Company may unilaterally amend Exhibit A of this Agreement to the extent necessary to add new Investors at Subsequent Closings, in accordance with Section 2.2 of this Agreement.

6.6Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be judicially determined to be invalid, illegal or unenforceable in any respect, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect, and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision, and, if the foregoing provision of this clause (ii) is not permitted pursuant to applicable law, then (iii) this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

DOCS 125362-000003/3732963.1

6.7Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

6.8Further Assurances. Each Investor and the Company shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by the Transaction Documents.

6.9Survival of Representations Warranties and Covenants. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investors or the Company.

6.10Separability. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Except as otherwise provided in any Transaction Document, each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor, whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors.

6.11Acknowledgment. Each Investor acknowledges that: (a) he, she or it has read the Transaction Documents; (b) it has been represented in the preparation, negotiation and execution of the Transaction Documents by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of the Transaction Documents and is fully aware of the legal and binding effect of the Transaction Documents.

6.12Construction. The Company and Investors have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.  The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation.”  Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Any reference herein to “day” or “days” shall, unless otherwise provided for, mean a calendar day or calendar days.

DOCS 125362-000003/3732963.1

6.13Entire Agreement. This Agreement and the Transaction Documents (and the Exhibits hereto and thereto) constitute the entire understanding between the Company and the Investors relative to the subject matter hereof.  Any prior and contemporaneous agreement, discussion, understanding, correspondence and/or communication between the Company and such Investors regarding the purchase of securities, capital stock of the Company or otherwise, whether written or oral, is superseded by this Agreement.

6.14Attorney’s Fees. If, in any action at law or in equity (including arbitration), it is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief that such party may be entitled.

6.15Waiver of Conflicts. Each party to this Agreement acknowledges and agrees that Procopio, Cory, Hargreaves & Savitch LLP (“Procopio”) is acting as counsel only to the Company in connection with the preparation of this Agreement and related securities offerings, and that Procopio has in the past represented, and may, now or in the future, represent the Company, and/or its affiliates in matters unrelated to the Company. The applicable rules of professional conduct require that Procopio inform the parties previously or presently represented by Procopio of this representation and obtain their consent. Procopio has served as counsel to the Company and has negotiated the terms of this Agreement and related securities offerings solely on behalf of the Company. Each party to this Agreement acknowledges, represents and warrants to Procopio that: (A) (i) the party has read this Agreement; (ii) the party has been represented in the preparation, negotiation and execution of this Agreement and related securities offerings by legal counsel of the party’s own choice or has voluntarily declined to seek such counsel; and (iii) the party understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect; and (B) the party understands that (i) Procopio has been retained by the Company in connection with the preparation, negotiation and execution of this Agreement and related securities offerings; and (ii) the party has not engaged the services of Procopio in connection with the preparation, negotiation and execution of this Agreement and related securities offerings and the party is not represented by Procopio in the preparation, negotiation and execution of this Agreement and related securities offerings.

6.16Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

DOCS 125362-000003/3732963.1

IN WITNESS WHEREOF, the parties hereto have executed this Note and Warrant Purchase Agreement as of the date first above written.

Company:	One Stop Systems, Inc.,
a Delaware corporation

By:
John W. Morrison, Jr., Chief Financial Officer

INVESTORS:

If Investor is a Corporation, Partnership or Other Entity:	If Investor is an Individual:

Name of Entity	Print Name of Individual

Signature of Authorized Person	Signature of Individual

Print Name of Authorized Person	Print Name of Individual (If more than one signatory)

Title	Signature of Individual (If more than one signatory)

Telephone (Day):	Telephone (Day):

Facsimile:	Facsimile:

Email Address:	Email Address:

Address:	Address:

DOCS 125362-000003/3732963.1

EXHIBITS

Exhibits

Exhibit ASchedule of Investors

Exhibit BForm of Note

Exhibit CForm of Warrant

Exhibit DForm of Security Agreement

DOCS 125362-000003/3732963.1

EXHIBIT A

Schedule Of Investors

Investor	Principal Amount of Note	Date of Purchase

EXHIBIT B

Form Of Senior Secured Promissory Note

[Attached]

EXHIBIT C

Form of Common Stock Purchase Warrant

[Attached]

EXHIBIT D

Form of Security Agreement

[Attached]